United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/19

Date of Reporting Period: 11/30/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2019
Share Class | Ticker	A | CAPAX	B | CAPBX	C | CAPCX
	F | CAPFX	R | CAPRX	Institutional | CAPSX

Federated Capital Income Fund
Fund Established 1988

A Portfolio of Federated Income Securities Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Capital Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2018 through November 30, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Capital Income Fund (the “Fund''), based on net asset value for the 12-month reporting period ended November 30, 2019, was 7.89% for Class A Shares, 7.12% for Class B Shares, 7.15% for Class C Shares, 8.02% for Class F Shares, 7.68% for Class R Shares and 8.15% for Institutional Shares. The 8.15% total return of the Institutional Shares consisted of 3.92% in price appreciation and 4.23% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V) was 11.33% for the same period. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI) returned 9.68%, the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) returned 7.98% and the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) returned 12.94%. Weighting these benchmarks (40% R1000V, 20% BBHY2%ICI, 20% BBMB and 20% BBEMAI), the blended benchmark (Blended Index)1 return was 11.00% for the reporting period. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50)2, a peer group for the Fund, was 9.59% for the same period. The Fund's and M30-50's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund's investment strategy focused on income-earning investments, specifically income producing and growing equity securities and credit-sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed income to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, domestic equity markets including the S&P 500 Index (S&P 500)3 marked all-time highs despite several pockets of heightened volatility, especially in December 2018. Similar to last year, trade and tariff rhetoric dominated headlines throughout 2019 which weighed on the manufacturing segment of the economy. In addition, the actions of the U.S. Federal Reserve (the Fed) attracted attention of investors during the reporting period. Following years of steady increases to the federal funds target interest rate, the Fed cut rates by 25 basis points three separate times in the second half of 2019. Equity investors viewed the pivot to a dovish monetary policy as a significant tailwind and reduced the probability of a Fed-driven
Annual Shareholder Report

recession. On the U.S.-China trade front, as we head into 2020, tensions seem to be easing following a year of ups and downs surrounding the dispute, but no agreement has been signed as of the end of the reporting period.
The S&P 500 returned 16.11% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks. The S&P 500's performance in the Information Technology, Communication Services and Real Estate sectors outweighed weaker performance in the Energy, Health Care and Materials sectors.
U.S. Treasury yields ended the reporting period with a flatter curve with short rates, as measured by the 2-year U.S. Treasury yield, falling 118 basis points and long rates, as measured by the 10-year U.S. Treasury yield, falling 121 basis points. Continued strong job growth, one rate hike and then three rate cuts during the reporting period and the worry of an impending recession drove the yield curve to flatten. During the reporting period, the 10-year U.S. Treasury yield ranged from 1.42% to 3.05%, closing the period at 1.78%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between dividend-paying4 stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period on November 30, 2019, was 55.2% fixed-income securities and 44.8% equities. Relative to the Blended Index, the overweight equity allocation had a negative effect on Fund performance. During the reporting period, the Fund used various types of derivative instruments5 including options, equity futures, U.S. Treasury futures and credit default swaps to manage the Fund's duration and to protect the Fund from volatile market conditions. Equity options detracted -0.39%, equity futures detracted -0.67%, U.S. Treasury futures detracted -0.32%, and credit default swaps had no impact on the Fund's performance for the reporting period.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned within a diversified portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue current income and long term growth of income by investing in stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio underperformed the R1000V.
Sector allocations added to Fund performance, while stock selection detracted from the overall performance of the Fund relative to the R1000V during the reporting period. An overweight position in the Information Technology sector and an underweight position in the Energy sector contributed to the Fund's
Annual Shareholder Report

performance. However, an underweight position in the Financials sector and an overweight position in the Utilities sector detracted from the Fund's performance. Positive stock selection in the Real Estate and Financials sectors added to performance, but this was offset by negative stock selection in the Industrials and Consumer Discretionary sectors.
SECTOR AND SECURITY SELECTION–BOND6
During the reporting period, the total return of the high-yield7 benchmark (BBHY2%ICI) and the emerging-market8 benchmark (BBEMAI) both outperformed the Fund's fixed-income blended benchmark while the mortgage9 benchmark (BBMB) underperformed due primarily to the strong rebound of credit after a tough start to the reporting period. The realization that a recession was not imminent drove money to flow into riskier assets. The income from both the high-yield and emerging-market sectors contributed to the Fund's primary objective of current income. During the reporting period, the fixed-income component of the portfolio outperformed the Fund's fixed-income blended benchmark.
Sector positioning contributed to the performance of the fixed-income component of the portfolio during the reporting period. The portfolio was positioned with an overweight to high yield and emerging markets during the reporting period. The positive contribution was mainly driven by the positioning in the investment-grade bucket, primarily being underweight mortgage-backed securities and overweight investment-grade corporates during the period. The slight overweight to high yield and emerging markets were slightly positive to performance. During the reporting period, security selection also contributed to the performance of the fixed-income portfolio, driven by selection in high yield and emerging markets. The management of the Fund's duration, which was slightly more than the benchmark's duration over the course of the reporting period, positively contributed to performance, while the Fund's yield curve positioning was a slight detractor from Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the M30-50.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund's broad-based securities market index.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
Annual Shareholder Report

8	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund from November 30, 2009 to November 30, 2019, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/20%, Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (BBHY2%ICI)/20%, Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Blended Index”)2,3 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2019
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2019
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	2.01%	1.64%	5.32%
Class B Shares	1.62%	1.66%	5.27%
Class C Shares	6.15%	2.04%	5.12%
Class F Shares	5.91%	2.58%	5.81%
Class R Shares[5]	7.68%	2.60%	5.72%
Institutional Shares[6]	8.15%	3.06%	6.08%
S&P 500	16.11%	10.98%	13.44%
Blended Index	11.00%	5.87%	8.25%
M30-50	9.59%	3.98%	5.35%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and M30-50 have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.
4	The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund's R class for each year for which the Fund's R class expenses would have exceeded the actual expenses paid by the Fund's A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R class.
6	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
International Equity Securities	36.4%
Domestic Fixed-Income Securities	18.3%
International Fixed-Income Securities	14.7%
U.S. Government Agency Mortgage-Backed Securities	11.2%
Domestic Equity Securities	8.3%
Foreign Governments/Agencies	5.1%
Non-Agency Mortgage-Backed Securities	2.1%
Federated Bank Loan Core Fund	1.4%
Asset-Backed Securities	0.3%
U.S. Treasury	0.4%
Derivative Contracts[2]	0.1%
Other Security Type[3]	0.1%
Cash Equivalents[4]	3.5%
Other Assets and Liabilities—Net[5]	(1.9)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Other Security Type consists of option contracts.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2019, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	16.8%
Information Technology	16.6%
Health Care	14.1%
Communication Services	9.5%
Consumer Discretionary	9.2%
Consumer Staples	6.9%
Utilities	7.2%
Real Estate	6.1%
Energy	5.6%
Industrials	5.0%
Materials	3.0%
TOTAL	100.0%
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2019
Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—38.4%
	Communication Services—4.3%
333,341	AT&T, Inc.	$12,460,287
236,903	Comcast Corp., Class A	10,459,267
312,000	Orange SA	5,154,076
204,466	Verizon Communications, Inc.	12,317,032
53,682	Walt Disney Co.	8,137,118
	TOTAL	48,527,780
	Consumer Discretionary—4.1%
28,970	D. R. Horton, Inc.	1,603,490
75,728	eBay, Inc.	2,689,859
446,630	Ford Motor Co.	4,046,468
27,930	Home Depot, Inc.	6,158,844
23,245	Lowe's Cos., Inc.	2,726,871
19,627	Marriott International, Inc., Class A	2,754,846
26,905	McDonald's Corp.	5,232,484
43,102	Nike, Inc., Class B	4,029,606
66,850	Pulte Group, Inc.	2,650,602
43,751	Starbucks Corp.	3,737,648
67,331	TJX Cos., Inc.	4,115,944
36,239	Target Corp.	4,530,237
18,146	Toyota Motor Credit Corp., ADR	2,544,251
	TOTAL	46,821,150
	Consumer Staples—3.1%
11,258	Costco Wholesale Corp.	3,375,261
57,923	Mondelez International, Inc.	3,043,274
23,617	PepsiCo, Inc.	3,207,897
61,919	Philip Morris International, Inc.	5,134,943
65,227	Procter & Gamble Co.	7,961,608
65,067	The Coca-Cola Co.	3,474,578
75,890	WalMart, Inc.	9,037,740
	TOTAL	35,235,301
	Energy—2.5%
86,974	BP PLC, ADR	3,254,567
60,068	Chevron Corp.	7,035,765
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Energy—continued
45,574	ConocoPhillips	$2,731,706
76,258	Exxon Mobil Corp.	5,195,457
38,035	Hess Corp.	2,361,593
19,380	Marathon Petroleum Corp.	1,175,203
26,580	Phillips 66	3,049,258
39,251	Valero Energy Corp.	3,748,078
	TOTAL	28,551,627
	Financials—6.6%
25,406	Aflac, Inc.	1,393,265
18,980	Allstate Corp.	2,113,423
68,402	Ally Financial, Inc.	2,177,920
21,813	American Express Co.	2,620,178
301,205	Bank of America Corp.	10,036,151
12,820	CME Group, Inc.	2,598,999
28,970	Capital One Financial Corp.	2,897,290
10,334	Chubb Ltd.	1,565,394
127,771	Citigroup, Inc.	9,598,158
69,214	Citizens Financial Group, Inc.	2,661,970
23,921	Goldman Sachs Group, Inc.	5,294,913
119,365	JPMorgan Chase & Co.	15,727,532
14,789	LPL Investment Holdings, Inc.	1,365,764
17,025	MetLife, Inc.	849,718
75,680	Morgan Stanley	3,744,646
11,773	PNC Financial Services Group	1,803,741
8,360	Prudential Financial, Inc.	782,663
50,954	The Hartford Financial Services Group, Inc.	3,152,014
45,677	VOYA Financial, Inc.	2,662,056
39,380	Wells Fargo & Co.	2,144,635
	TOTAL	75,190,430
	Health Care—4.9%
24,918	Abbott Laboratories	2,129,243
25,852	AbbVie, Inc.	2,267,996
17,913	Amgen, Inc.	4,204,539
13,868	Anthem, Inc.	4,003,137
44,621	Bristol-Myers Squibb Co.	2,540,720
18,606	Eli Lilly & Co.	2,183,414
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Health Care—continued
40,358	Gilead Sciences, Inc.	$2,713,672
59,951	Johnson & Johnson	8,242,663
14,404	McKesson Corp.	2,083,395
38,503	Medtronic PLC	4,288,849
61,855	Merck & Co., Inc.	5,392,519
143,348	Pfizer, Inc.	5,521,765
6,995	Thermo Fisher Scientific, Inc.	2,196,080
31,036	UnitedHealth Group, Inc.	8,686,045
	TOTAL	56,454,037
	Industrials—1.9%
23,632	Allegion PLC	2,836,549
3,575	Boeing Co.	1,309,093
16,859	Caterpillar, Inc.	2,440,003
8,995	Deere & Co.	1,511,610
18,096	Delta Air Lines, Inc.	1,037,082
13,166	Dover Corp.	1,467,746
22,585	Honeywell International, Inc.	4,032,552
13,949	Manpower, Inc.	1,292,235
10,928	Raytheon Co.	2,375,966
3,861	Roper Technologies, Inc.	1,391,388
11,599	United Technologies Corp.	1,720,596
	TOTAL	21,414,820
	Information Technology—7.0%
19,890	Accenture PLC	4,001,072
79,133	Apple, Inc.	21,148,294
53,184	Applied Materials, Inc.	3,079,354
99,114	Cisco Systems, Inc.	4,490,855
25,394	Fidelity National Information Services, Inc.	3,508,181
113,393	Intel Corp.	6,582,464
19,307	KLA Corp.	3,163,645
9,407	Mastercard, Inc.	2,749,008
140,591	Microsoft Corp.	21,282,666
37,849	NXP Semiconductors NV	4,374,587
22,411	Texas Instruments, Inc.	2,694,026
17,647	Visa, Inc., Class A	3,256,048
	TOTAL	80,330,200
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Materials—1.3%
58,544	CF Industries Holdings, Inc.	$2,705,318
23,875	Compass Minerals International, Inc.	1,319,571
25,775	Dow, Inc.	1,375,612
25,775	DuPont de Nemours, Inc.	1,670,478
119,986	Freeport-McMoRan, Inc.	1,365,441
40,386	International Paper Co.	1,871,487
10,108	Linde PLC	2,084,371
36,085	Newmont Goldcorp Corp.	1,385,664
23,820	Nucor Corp.	1,342,495
	TOTAL	15,120,437
	Real Estate—2.2%
26,750	American Campus Communities, Inc.	1,285,070
24,271	Cyrusone, Inc.	1,512,083
48,347	Duke Realty Corp.	1,700,847
9,355	Equinix, Inc.	5,302,882
89,368	Invitation Homes, Inc.	2,728,405
27,385	National Retail Properties, Inc.	1,526,440
49,625	ProLogis, Inc.	4,543,169
13,185	Simon Property Group, Inc.	1,993,704
29,885	Sun Communities, Inc.	4,922,358
	TOTAL	25,514,958
	Utilities—0.5%
13,527	Duke Energy Corp.	1,192,676
25,628	Exelon Corp.	1,137,883
28,090	FirstEnergy Corp.	1,339,612
14,921	Public Service Enterprises Group, Inc.	884,964
20,429	Xcel Energy, Inc.	1,256,179
	TOTAL	5,811,314
	TOTAL COMMON STOCKS (IDENTIFIED COST $403,659,789)	438,972,054
	CORPORATE BONDS—4.0%
	Basic Industry - Chemicals—0.1%
$350,000	Albemarle Corp., 4.150%, 12/1/2024	374,596
200,000	RPM International, Inc., Sr. Unsecd. Note, 4.550%, 3/1/2029	217,392
	TOTAL	591,988
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Capital Goods - Aerospace & Defense—0.1%
$200,000	Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	$209,497
320,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	335,938
300,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	312,319
370,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	386,204
	TOTAL	1,243,958
	Capital Goods - Building Materials—0.0%
40,000	Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	40,892
180,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	185,631
	TOTAL	226,523
	Capital Goods - Construction Machinery—0.0%
240,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	250,484
	Commercial Mortgage—0.0%
400,000	Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	451,026
	Communications - Cable & Satellite—0.1%
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	420,479
400,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	436,672
	TOTAL	857,151
	Communications - Media & Entertainment—0.0%
135,000	Fox Corp., Sr. Unsecd. Note, 144A, 4.709%, 1/25/2029	153,332
250,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	264,010
	TOTAL	417,342
	Communications - Telecom Wireless—0.1%
350,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	385,334
210,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	245,727
300,000	Crown Castle International Corp., Sr. Unsecd. Note, 5.200%, 2/15/2049	373,058
265,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	287,288
	TOTAL	1,291,407
	Communications - Telecom Wirelines—0.1%
400,000	AT&T, Inc., Sr. Unsecd. Note, Series WI, 5.300%, 8/15/2058	484,962
150,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	177,176
406,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	508,316
	TOTAL	1,170,454
	Communications Equipment—0.5%
6,328,321	Liberty Media Group, Conv. Bond, 3.500%, 1/15/2031	5,670,429
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—0.1%
$200,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 2.850%, 1/6/2022	$202,323
300,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	298,779
220,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	225,081
	TOTAL	726,183
	Consumer Cyclical - Retailers—0.1%
310,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	338,347
250,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	296,094
	TOTAL	634,441
	Consumer Cyclical - Services—0.1%
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	217,081
200,000	Expedia Group, Inc., Sr. Unsecd. Note, 3.800%, 2/15/2028	207,438
300,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	334,556
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	83,794
	TOTAL	842,869
	Consumer Non-Cyclical - Food/Beverage—0.2%
400,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.900%, 2/1/2046	480,604
120,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	143,121
200,000	Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	207,741
180,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	196,486
150,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 5.085%, 5/25/2048	180,451
150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	149,562
130,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	126,767
200,000	PepsiCo, Inc., 2.750%, 4/30/2025	208,337
95,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	101,320
	TOTAL	1,794,389
	Consumer Non-Cyclical - Health Care—0.0%
200,000	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	200,547
	Consumer Non-Cyclical - Pharmaceuticals—0.2%
250,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	331,881
135,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 3.200%, 11/21/2029	137,231
115,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 4.250%, 11/21/2049	121,305
300,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 1/17/2029	336,267
400,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	419,817
400,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 4.350%, 11/15/2047	473,132
175,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	188,870
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Pharmaceuticals—continued
$500,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	$411,263
	TOTAL	2,419,766
	Consumer Non-Cyclical - Products—0.0%
270,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 3.000%, 6/26/2027	278,288
	Consumer Non-Cyclical - Supermarkets—0.0%
200,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	214,045
	Consumer Non-Cyclical - Tobacco—0.1%
250,000	Altria Group, Inc., Sr. Unsecd. Note, 4.800%, 2/14/2029	276,625
320,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	392,002
	TOTAL	668,627
	Diversified Financial Services—0.4%
4,100,000	AXA Equitable Holdings, Inc., Conv. Bond, 144A, 7.250%, 5/15/2021	4,761,986
	Energy - Independent—0.1%
250,000	Apache Corp., Sr. Unsecd. Note, 4.250%, 1/15/2030	249,385
280,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	290,925
300,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 1/15/2026	330,288
300,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	314,393
	TOTAL	1,184,991
	Energy - Integrated—0.1%
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	255,162
205,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	236,082
	TOTAL	491,244
	Energy - Midstream—0.1%
205,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	216,790
305,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	315,987
80,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.000%, 6/15/2048	91,347
250,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	276,880
200,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 7/15/2028	216,534
230,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	239,389
	TOTAL	1,356,927
	Energy - Refining—0.0%
140,000	Valero Energy Corp., Sr. Unsecd. Note, 4.000%, 4/1/2029	149,861
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—0.6%
$200,000	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.884%, 10/22/2030	$201,689
1,000,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	1,064,639
400,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	405,357
125,000	Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	132,043
800,000	Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	830,206
250,000	Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	266,912
250,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	263,179
200,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	219,996
400,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 6/5/2028	424,372
500,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	532,784
300,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	317,879
600,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	645,432
400,000	Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	405,166
200,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	215,064
350,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	426,746
550,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	566,474
100,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.879%, 10/30/2030	100,575
	TOTAL	7,018,513
	Financial Institution - Broker/Asset Mgr/Exchange—0.0%
125,000	Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	139,416
200,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 4/1/2027	210,074
	TOTAL	349,490
	Financial Institution - Finance Companies—0.0%
350,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	377,222
	Financial Institution - Insurance - Life—0.1%
200,000	AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	212,125
350,000	American International Group, Inc., Sr. Unsecd. Note, 4.375%, 1/15/2055	383,025
200,000	Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	251,030
340,000	Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	364,827
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—continued
$350,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 5/15/2044	$413,732
	TOTAL	1,624,739
	Financial Institution - Insurance - P&C—0.1%
200,000	CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	208,743
89,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.250%, 6/15/2023	94,657
116,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 4.569%, 2/1/2029	130,774
250,000	Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	432,347
	TOTAL	866,521
	Financial Institution - REIT - Apartment—0.1%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	206,305
250,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	263,448
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	20,569
250,000	UDR, Inc., Series MTN, 3.750%, 7/1/2024	264,525
	TOTAL	754,847
	Financial Institution - REIT - Healthcare—0.0%
200,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 7/1/2027	210,734
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	214,037
	TOTAL	424,771
	Financial Institution - REIT - Office—0.1%
200,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	210,139
300,000	Boston Properties LP, Sr. Unsecd. Note, 4.500%, 12/1/2028	341,394
	TOTAL	551,533
	Financial Institution - REIT - Other—0.0%
115,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	121,651
	Financial Institution - REIT - Retail—0.0%
190,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	202,640
20,000	Regency Centers Corp., Sr. Unsecd. Note, 3.750%, 11/15/2022	20,759
160,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	173,993
	TOTAL	397,392
	Technology—0.1%
130,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	133,872
135,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	135,469
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Technology—continued
$200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	$223,260
150,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	157,830
245,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	270,586
200,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.640%, 2/6/2024	214,809
155,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	172,767
	TOTAL	1,308,593
	Transportation - Services—0.1%
200,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	196,108
250,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	255,247
340,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	344,050
	TOTAL	795,405
	Utility - Electric—0.3%
400,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	415,584
400,000	Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2068	420,286
300,000	Enel Finance International SA, Company Guarantee, 144A, 6.000%, 10/7/2039	376,157
290,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 4/15/2026	303,309
80,000	FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	92,470
280,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	327,245
230,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	237,753
130,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	145,589
150,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 1/15/2025	155,294
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	305,913
300,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	311,339
280,000	Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	298,754
	TOTAL	3,389,693
	Utility - Natural Gas—0.0%
250,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	283,087
	TOTAL CORPORATE BONDS (IDENTIFIED COST $40,542,277)	46,158,383
	COMMERCIAL MORTGAGE-BACKED SECURITIES—0.7%
	Agency Commercial Mortgage-Backed Securities—0.7%
1,025,000	Federal Home Loan Mortgage Corp. REMIC, Series K054, Class A2, 2.745%, 1/25/2026	1,060,965
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
	Agency Commercial Mortgage-Backed Securities—continued
$1,400,000	Federal Home Loan Mortgage Corp. REMIC, Series K060, Class A2, 3.300%, 10/25/2026	$1,500,830
2,000,000	Federal National Mortgage Association REMIC, Series 2016-M11, Class A2, 2.369%, 7/25/2026	2,007,587
2,770,000	FREMF Mortgage Trust 2015-K49 REMIC, Class B, 3.847%, 10/25/2048	2,880,475
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $7,126,813)	7,449,857
	PREFERRED STOCKS—6.3%
	Financials—0.9%
42,033	Assurant, Inc., Conv. Pfd., 6.500%, 3/15/2021, Annual Dividend $6.50	5,458,826
104,777	New York Community Cap Trust V, Conv. Pfd., 6.00%, 11/1/2051, Annual Dividend $3.00	5,259,805
	TOTAL	10,718,631
	Health Care—1.4%
77,434	Avantor, Inc., Conv. Pfd., Series A, 6.250%, 5/15/2022, Annual Dividend $3.12	4,656,881
85,822	Becton Dickinson and Co., Conv. Pfd., 6.125%, 5/1/2020, Annual Dividend $3.06	5,343,277
5,000	Danaher Corp., Conv. Pfd., Series A, 4.750%, 4/15/2022, Annual Dividend $47.50	5,703,700
	TOTAL	15,703,858
	Industrials—0.4%
40,000	Stanley Black & Decker, Inc., Conv. Pfd., 5.375%, 5/15/2020, Annual Dividend $5.38	4,210,000
	Information Technology—0.4%
3,700	Broadcom, Inc., Conv. Pfd., 8.000%, 9/30/2022, Annual Dividend $80.00	4,280,900
	Real Estate—0.5%
4,800	Crown Castle International Corp., Conv Pfd., Series A, 6.875%, 8/1/2020, Annual Dividend $68.75	5,794,608
	Utilities—2.7%
67,761	American Electric Power Co., Inc., Conv. Pfd., 6.125%, 3/15/2022, Annual Dividend $3.06	3,605,563
87,558	Aqua America, Inc., Conv. Pfd., 6.000%, 4/30/2022, Annual Dividend $3.00	5,210,577
70,000	Dominion Energy, Inc., Conv. Pfd., 7.250%, 6/1/2022, Annual Dividend $7.25	7,388,500
90,439	NextEra Energy, Inc., Conv. Pfd., 4.872%, 9/1/2022, Annual Dividend $2.22	4,490,296
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		PREFERRED STOCKS—continued
		Utilities—continued
40,000		Sempra Energy, Conv. Pfd., 6.750%, 7/15/2021, Annual Dividend $6.75	$4,718,160
100,000		Southern Co., Conv. Pfd., 6.750%, 8/1/2022, Annual Dividend $2.81	5,268,000
		TOTAL	30,681,096
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $65,406,586)	71,389,093
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.2%
$875,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	985,247
1,225,000	[1]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	1,404,211
2,000,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 7/15/2051	2,229,879
2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	2,648,074
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 5/10/2050	427,662
1,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 5/10/2049	1,046,782
2,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	2,077,335
550,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.693%, 3/15/2050	590,558
2,000,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	2,137,140
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $13,522,833)	13,546,888
		PURCHASED CALL OPTION—0.0%
7,600		iShares 20+ Year Treasury Bond ETF, Notional Amount $106,719,200, Exercise Price $145.00, Expiration Date 12/20/2019 (IDENTIFIED COST $1,299,950)	205,200
		PURCHASED PUT OPTION—0.0%
3,500		SPDR S&P 500 ETF Trust, Notional Amount $110,008,500, Exercise Price $302.00, Expiration Date 12/31/2019 (IDENTIFIED COST $913,691)	514,500
		WARRANT—0.0%
		Materials—0.0%
4,803	[2]	Hercules, Inc., Warrants (IDENTIFIED COST $0)	208,518
		INVESTMENT COMPANIES—49.3%
16,572,341		Emerging Markets Core Fund	164,729,073
1,687,243		Federated Bank Loan Core Fund	16,450,617
14,508,487		Federated Mortgage Core Portfolio	143,343,847
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	INVESTMENT COMPANIES—continued
38,125,822	High Yield Bond Portfolio	$237,905,129
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $597,223,095)	562,428,666
	TOTAL INVESTMENT IN SECURITIES—99.9% (IDENTIFIED COST $1,129,695,034)[3]	1,140,873,159
	OTHER ASSETS AND LIABILITIES - NET—0.1%[4]	1,170,024
	TOTAL NET ASSETS—100%	$1,142,043,183
At November 30, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation/ (Depreciation)
[2]United States Treasury Note 2-Year Long Futures	617	$133,016,524	March 2020	$(138,989)
[2]United States Treasury Note 5-Year Long Futures	114	$13,562,437	March 2020	$(27,866)
[2]United States Treasury Note 10-Year Short Futures	75	$9,701,953	March 2020	$37,339
[2]United States Treasury Note 10-Year Ultra Short Futures	108	$15,359,625	March 2020	$24,494
[2]United States Treasury Ultra Bond Short Futures	32	$6,007,000	March 2020	$3,713
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(101,309)
Annual Shareholder Report

At November 30, 2019, the Fund had the following open swap contracts:
Credit Default Swap
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2019[5]	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
OTC Swap:
Bank of America N.A.	CDX Index EM Series 32	Buy	1.00%	12/20/2024	2.03%	$6,000,000	$287,100	$299,273	$(12,173)
At November 30, 2019, the Fund had the following outstanding written option contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
SPDR S&P 500 ETF Trust (PUT-Option) (PREMIUM RECEIVED $209,805)	3,500	$110,008,500	December 2019	$280.00	$(103,250)
Net Unrealized Appreciation/Depreciation on Futures Contracts, Swap Contracts and the value of Written Options Contracts is included in “Other Assets and Liabilities—Net”.
Annual Shareholder Report

[PAGE INTENTIONALLY LEFT BLANK]
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2019, were as follows:
Affiliates	Balance of Shares Held 11/30/2018	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	20,858,370	448,239	(4,734,268)
Federated Bank Loan Core Fund	—	1,687,243	(—)
Federated Mortgage Core Portfolio	16,289,026	1,050,750	(2,831,289)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	12,177,918	286,883,777	(299,061,695)
High Yield Bond Portfolio	50,067,818	4,356,082	(16,298,078)
TOTAL OF AFFILIATED TRANSACTIONS	99,393,132	294,426,091	(322,925,330)
Annual Shareholder Report

Balance of Shares Held 11/30/2019	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income
16,572,341	$164,729,073	$11,761,869	$2,561,619	$9,750,286
1,687,243	$16,450,617	$50,617	$—	$52,855
14,508,487	$143,343,847	$6,928,747	$(129,085)	$5,232,776
—	$—	$—	$(23)	88,100
38,125,822	$237,905,129	$9,525,648	$769,181	$17,989,799
70,893,893	$562,428,666	$28,266,881	$3,201,692	$33,113,816
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Non-income-producing security.
3	The cost of investments for federal tax purposes amounts to $1,110,096,883.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted'' indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$46,158,383	$—	$46,158,383
Commercial Mortgage-Backed Securities	—	7,449,857	—	7,449,857
Collateralized Mortgage Obligations	—	13,546,888	—	13,546,888
Equity Securities:
Common Stocks
Domestic	408,868,337	—	—	408,868,337
International	24,949,641	5,154,076	—	30,103,717
Preferred Stocks
Domestic	66,670,933	4,718,160	—	71,389,093
Purchased Call Options	205,200	—	—	205,200
Purchased Put Options	514,500	—	—	514,500
Warrant	—	208,518	—	208,518
Investment Companies	562,428,666	—	—	562,428,666
TOTAL SECURITIES	$1,063,637,277	$77,235,882	$—	$1,140,873,159
Other Financial Instruments
Assets
Futures Contracts	$65,546	$—	$—	$65,546
Swap Contracts	—	287,100	—	287,100
Liabilities
Futures Contracts	(166,855)	—	—	(166,855)
Written Options Contracts	(103,250)	—	—	(103,250)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(204,559)	$287,100	$—	$82,541
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.64	$8.11	$7.61	$7.69	$8.58
Income From Investment Operations:
Net investment income[1]	0.28	0.32	0.30	0.32	0.44
Net realized and unrealized gain (loss)	0.31	(0.46)	0.52	(0.04)	(0.94)
TOTAL FROM INVESTMENT OPERATIONS	0.59	(0.14)	0.82	0.28	(0.50)
Less Distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.32)	(0.36)	(0.39)
Net Asset Value, End of Period	$7.94	$7.64	$8.11	$7.61	$7.69
Total Return[2]	7.89%	(1.79)%	10.94%	3.82%	(6.01)%
Ratios to Average Net Assets:
Net expenses	0.88%	0.88%	0.88%	0.89%[3]	0.90%[3]
Net investment income	3.66%	4.05%	3.80%	4.32%	5.42%
Expense waiver/reimbursement[4]	0.19%	0.18%	0.16%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$435,330	$487,934	$614,835	$824,013	$1,005,246
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89% and 0.90% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.65	$8.13	$7.63	$7.71	$8.59
Income From Investment Operations:
Net investment income[1]	0.22	0.26	0.24	0.26	0.38
Net realized and unrealized gain (loss)	0.32	(0.47)	0.52	(0.04)	(0.94)
TOTAL FROM INVESTMENT OPERATIONS	0.54	(0.21)	0.76	0.22	(0.56)
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.26)	(0.30)	(0.32)
Net Asset Value, End of Period	$7.96	$7.65	$8.13	$7.63	$7.71
Total Return[2]	7.12%	(2.66)%	10.07%	3.02%	(6.60)%
Ratios to Average Net Assets:
Net expenses	1.71%	1.64%	1.64%	1.65%[3]	1.66%[3]
Net investment income	2.83%	3.28%	3.04%	3.55%	4.66%
Expense waiver/reimbursement[4]	0.13%	0.18%	0.18%	0.18%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$59,115	$69,110	$88,136	$92,748	$93,803
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.64	$8.11	$7.61	$7.69	$8.58
Income From Investment Operations:
Net investment income[1]	0.22	0.26	0.24	0.26	0.38
Net realized and unrealized gain (loss)	0.32	(0.46)	0.52	(0.04)	(0.95)
TOTAL FROM INVESTMENT OPERATIONS	0.54	(0.20)	0.76	0.22	(0.57)
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.26)	(0.30)	(0.32)
Net Asset Value, End of Period	$7.95	$7.64	$8.11	$7.61	$7.69
Total Return[2]	7.15%	(2.55)%	10.09%	3.03%	(6.72)%
Ratios to Average Net Assets:
Net expenses	1.69%	1.64%	1.64%	1.65%[3]	1.66%[3]
Net investment income	2.84%	3.29%	3.04%	3.56%	4.66%
Expense waiver/reimbursement[4]	0.12%	0.17%	0.16%	0.16%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$335,247	$423,771	$599,819	$784,221	$989,215
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.63	$8.11	$7.60	$7.69	$8.57
Income From Investment Operations:
Net investment income[1]	0.28	0.32	0.30	0.32	0.44
Net realized and unrealized gain (loss)	0.32	(0.47)	0.53	(0.05)	(0.93)
TOTAL FROM INVESTMENT OPERATIONS	0.60	(0.15)	0.83	0.27	(0.49)
Less Distributions:
Distributions from net investment income	(0.29)	(0.33)	(0.32)	(0.36)	(0.39)
Net Asset Value, End of Period	$7.94	$7.63	$8.11	$7.60	$7.69
Total Return[2]	8.02%	(1.93)%	11.08%	3.67%	(5.91)%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	0.90%[3]	0.91%[3]
Net investment income	3.65%	4.04%	3.79%	4.30%	5.41%
Expense waiver/reimbursement[4]	0.17%	0.17%	0.16%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$133,595	$152,820	$184,305	$197,858	$214,025
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.90% and 0.91% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.65	$8.12	$7.62	$7.70	$8.58
Income From Investment Operations:
Net investment income[1]	0.27	0.31	0.28	0.30	0.43
Net realized and unrealized gain (loss)	0.31	(0.46)	0.52	(0.04)	(0.93)
TOTAL FROM INVESTMENT OPERATIONS	0.58	(0.15)	0.80	0.26	(0.50)
Less Distributions:
Distributions from net investment income	(0.28)	(0.32)	(0.30)	(0.34)	(0.38)
Net Asset Value, End of Period	$7.95	$7.65	$8.12	$7.62	$7.70
Total Return[2]	7.68%	(1.99)%	10.69%	3.54%	(6.01)%
Ratios to Average Net Assets:
Net expenses	1.07%	1.09%	1.09%	1.13%[3]	1.06%[3]
Net investment income	3.48%	3.84%	3.60%	4.08%	5.39%
Expense waiver/reimbursement[4]	0.36%	0.35%	0.35%	0.34%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,085	$1,076	$1,123	$1,175	$1,455
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13% and 1.06% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$7.65	$8.12	$7.62	$7.70	$8.58
Income From Investment Operations:
Net investment income[1]	0.30	0.34	0.32	0.34	0.46
Net realized and unrealized gain (loss)	0.31	(0.46)	0.52	(0.04)	(0.93)
TOTAL FROM INVESTMENT OPERATIONS	0.61	(0.12)	0.84	0.30	(0.47)
Less Distributions:
Distributions from net investment income	(0.31)	(0.35)	(0.34)	(0.38)	(0.41)
Net Asset Value, End of Period	$7.95	$7.65	$8.12	$7.62	$7.70
Total Return[2]	8.15%	(1.54)%	11.20%	4.07%	(5.66)%
Ratios to Average Net Assets:
Net expenses	0.63%	0.63%	0.63%	0.64%[3]	0.65%[3]
Net investment income	3.90%	4.30%	4.04%	4.57%	5.65%
Expense waiver/reimbursement[4]	0.18%	0.17%	0.17%	0.16%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$177,672	$252,899	$310,996	$302,660	$372,679
Portfolio turnover	59%	105%	51%	71%	89%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.64% and 0.65% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2019
Assets:
Investment in securities, at value including $562,428,666 of investment in affiliated holdings* (identified cost $1,129,695,034)		$1,140,873,159
Cash denominated in foreign currencies (identified cost $81,176)		80,462
Restricted cash (Note 2)		282,570
Income receivable		3,256,186
Income receivable from affiliated holdings		2,394,943
Swaps, at value (premium paid $299,273)		287,100
Receivable for investments sold		15,372,221
Receivable for shares sold		86,217
Receivable for daily variation margin on futures contracts		106,177
TOTAL ASSETS		1,162,739,035
Liabilities:
Payable for investments purchased	$5,986,757
Payable for shares redeemed	778,782
Written options outstanding (premium $209,805), at value	103,250
Bank overdraft	12,708,462
Income distribution payable	208,307
Payable for periodic payments to swap contracts	12,000
Payable for investment adviser fee (Note 5)	30,566
Payable for administrative fee (Note 5)	4,935
Payable for distribution services fee (Note 5)	244,918
Payable for other service fees (Notes 2 and 5)	184,042
Accrued expenses (Note 5)	433,833
TOTAL LIABILITIES		20,695,852
Net assets for 143,741,399 shares outstanding		$1,142,043,183
Net Assets Consist of:
Paid-in capital		$1,372,402,349
Total distributable earnings (loss)		(230,359,166)
TOTAL NET ASSETS		$1,142,043,183
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($435,329,806 ÷ 54,801,466 shares outstanding), no par value, unlimited shares authorized	$7.94
Offering price per share (100/94.50 of $7.94)	$8.40
Redemption proceeds per share	$7.94
Class B Shares:
Net asset value per share ($59,114,670 ÷ 7,428,419 shares outstanding), no par value, unlimited shares authorized	$7.96
Offering price per share	$7.96
Redemption proceeds per share (94.50/100 of $7.96)	$7.52
Class C Shares:
Net asset value per share ($335,246,734 ÷ 42,194,944 shares outstanding), no par value, unlimited shares authorized	$7.95
Offering price per share	$7.95
Redemption proceeds per share (99.00/100 of $7.95)	$7.87
Class F Shares:
Net asset value per share ($133,594,774 ÷ 16,834,936 shares outstanding), no par value, unlimited shares authorized	$7.94
Offering price per share (100/99.00 of $7.94)	$8.02
Redemption proceeds per share (99.00/100 of $7.94)	$7.86
Class R Shares:
Net asset value per share ($1,084,901 ÷ 136,417 shares outstanding), no par value, unlimited shares authorized	$7.95
Offering price per share	$7.95
Redemption proceeds per share	$7.95
Institutional Shares:
Net asset value per share ($177,672,298 ÷ 22,345,217 shares outstanding), no par value, unlimited shares authorized	$7.95
Offering price per share	$7.95
Redemption proceeds per share	$7.95
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2019
Investment Income:
Dividends (including $33,113,816 received from affiliated holdings* and net of foreign taxes withheld of $314,631)			$52,637,086
Interest			3,724,546
TOTAL INCOME			56,361,632
Expenses:
Investment adviser fee (Note 5)		$7,451,672
Administrative fee (Note 5)		987,310
Custodian fees		80,824
Transfer agent fee (Note 2)		1,156,624
Directors'/Trustees' fees (Note 5)		10,119
Auditing fees		35,780
Legal fees		16,519
Portfolio accounting fees		213,364
Distribution services fee (Note 5)		3,280,711
Other service fees (Notes 2 and 5)		2,589,997
Share registration costs		101,797
Printing and postage		87,941
Miscellaneous (Note 5)		37,390
TOTAL EXPENSES		16,050,048
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,378,040)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(630,308)
TOTAL WAIVERS AND REIMBURSEMENTS		(2,008,348)
Net expenses			14,041,700
Net investment income			$42,319,932
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $3,201,692 on sales of investments in affiliated holdings*)	$(17,080,729)
Net realized loss on foreign currency transactions	(68,967)
Net realized gain on foreign exchange contracts	1,053
Net realized loss on futures contracts	(11,317,316)
Net realized gain on written options	3,174,878
Net realized gain on swap contracts	7,940
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $28,266,881 on investments in affiliated holdings*)	72,022,903
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(14,344)
Net change in unrealized appreciation of futures contracts	(268,201)
Net change in unrealized appreciation of written options	106,555
Net change in unrealized appreciation of swap contracts	(12,173)
Net realized and unrealized gain (loss) on investments, futures contracts, written options, foreign exchange contracts, swap contracts and foreign currency transactions	46,551,599
Change in net assets resulting from operations	$88,871,531
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$42,319,932	$60,801,860
Net realized gain (loss)	(25,283,141)	79,631,109
Net change in unrealized appreciation/depreciation	71,834,740	(169,264,820)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	88,871,531	(28,831,851)
Distributions to Shareholders:
Class A Shares	(17,087,708)	(22,858,830)
Class B Shares	(1,834,752)	(2,682,416)
Class C Shares	(10,820,959)	(17,305,981)
Class F Shares	(5,291,056)	(7,039,628)
Class R Shares	(36,139)	(43,554)
Institutional Shares	(7,955,048)	(12,271,659)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(43,025,662)	(62,202,068)
Share Transactions:
Proceeds from sale of shares	90,614,389	129,139,021
Net asset value of shares issued to shareholders in payment of distributions declared	40,751,113	58,917,729
Cost of shares redeemed	(422,778,626)	(508,625,458)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(291,413,124)	(320,568,708)
Change in net assets	(245,567,255)	(411,602,627)
Net Assets:
Beginning of period	1,387,610,438	1,799,213,065
End of period	$1,142,043,183	$1,387,610,438
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2019
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the
Annual Shareholder Report

movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $2,008,348 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2019, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$433,646	$(342,034)
Class B Shares	68,543	(9,902)
Class C Shares	341,775	(49,887)
Class F Shares	132,326	(86,930)
Class R Shares	2,090	–
Institutional Shares	178,244	(138,999)
TOTAL	$1,156,624	$(627,752)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,145,452
Class B Shares	158,585
Class C Shares	933,281
Class F Shares	352,679
TOTAL	$2,589,997
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps
Annual Shareholder Report

outstanding at November 30, 2019 is $0. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding, at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $2,769,231. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2019, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $137,142,172 and $81,181,481, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to seek to increase yield, return and income and to manage currency, individual security, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $752,479 and $291,569, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $172,738 and $10,016, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investment in securities, at value-options	$719,700
Equity contracts			Written option contracts outstanding at value	$103,250
Credit contracts	Swaps, at value	$287,100
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(101,309)*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$905,491		$103,250
Annual Shareholder Report

*	Includes cumulative net depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Foreign Exchange Contracts	Futures Contracts	Purchased Options[1]	Written Options	Total
Interest rate contracts	$—	$—	$(3,718,074)	$—	$—	$(3,718,074)
Equity contracts	—	—	(7,599,242)	(6,201,683)	3,174,878	(10,626,047)
Foreign exchange contracts	—	1,053	—	—	—	1,053
Credit contracts	7,940	—	—	—	—	7,940
TOTAL	$7,940	$1,053	$(11,317,316)	$(6,201,683)	$3,174,878	$(14,335,128)
1	The net realized loss on Purchased Option Contracts is found within the Net realized loss on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Options[2]	Written Options	Total
Interest rate contracts	$—	$29,588	$—	$—	$29,588
Equity contracts	—	(297,789)	$(1,645,741)	$106,555	$(1,836,975)
Credit contracts	(12,173)	—	—	—	(12,173)
TOTAL	$(12,173)	$(268,201)	$(1,645,741)	$106,555	$(1,819,560)
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,921,649	$37,796,161	5,384,269	$43,008,853
Shares issued to shareholders in payment of distributions declared	2,127,782	16,451,657	2,766,340	22,030,971
Shares redeemed	(16,129,108)	(124,395,784)	(20,051,244)	(160,341,985)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(9,079,677)	$(70,147,966)	(11,900,635)	$(95,302,161)

Year Ended November 30	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	71,972	$553,233	63,795	$606,293
Shares issued to shareholders in payment of distributions declared	219,176	1,697,026	310,382	2,476,523
Shares redeemed	(1,895,330)	(14,684,598)	(2,181,321)	(17,443,122)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,604,182)	$(12,434,339)	(1,807,144)	$(14,360,306)

Year Ended November 30	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,886,689	$14,369,442	2,389,249	$19,026,512
Shares issued to shareholders in payment of distributions declared	1,330,544	10,282,244	2,068,464	16,488,294
Shares redeemed	(16,495,816)	(127,045,343)	(22,906,330)	(182,982,022)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(13,278,583)	$(102,393,657)	(18,448,617)	$(147,467,216)

Year Ended November 30	2019		2018
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	674,315	$5,109,164	717,140	$5,705,850
Shares issued to shareholders in payment of distributions declared	650,464	5,022,147	841,416	6,692,412
Shares redeemed	(4,517,007)	(34,866,713)	(4,267,413)	(34,029,247)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(3,192,228)	$(24,735,402)	(2,708,857)	$(21,630,985)
Annual Shareholder Report

Year Ended November 30	2019		2018
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	28,235	$220,040	36,331	$290,500
Shares issued to shareholders in payment of distributions declared	3,717	28,783	4,600	36,647
Shares redeemed	(36,301)	(278,342)	(38,438)	(309,284)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(4,349)	$(29,519)	2,493	$17,863

Year Ended November 30	2019		2018
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,239,320	$32,566,349	7,574,511	$60,501,013
Shares issued to shareholders in payment of distributions declared	940,353	7,269,256	1,404,598	11,192,882
Shares redeemed	(15,913,884)	(121,507,846)	(14,193,191)	(113,519,798)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(10,734,211)	$(81,672,241)	(5,214,082)	$(41,825,903)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(37,893,230)	$(291,413,124)	(40,076,842)	$(320,568,708)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$43,025,662	$62,202,068

As of November 30, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,517,075
Net unrealized appreciation	$30,566,972
Capital loss carry forwards and deferrals	$262,443,213
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, mark to market of futures contracts and credit default swaps, straddle loss deferrals, convertible debt and partnership adjustments.
At November 30, 2019, the cost of investments for federal tax purposes was $1,110,096,883. The net unrealized appreciation of investments for federal tax purposes was $30,595,180. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $72,644,591 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,049,411. The amounts presented are inclusive of derivative contracts.
Annual Shareholder Report

At November 30, 2019, the Fund had a capital loss carryforward of $262,443,213 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$262,443,213	$—	$262,443,213
At November 30, 2019, for federal income tax purposes, the Fund had $287,651 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2019, the Adviser voluntarily waived $1,374,490 of its fee and voluntarily reimbursed $627,752 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2019, the Adviser reimbursed $3,550.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2019, the Sub-Adviser earned a fee of $1,672,793.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2019, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$475,756	$—
Class C Shares	2,799,842	—
Class R Shares	5,113	(2,556)
TOTAL	$3,280,711	$(2,556)
For the year ended November 30, 2019, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2019, FSC retained $ 459,981 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2019, FSC retained $37,877 in sales charges from the sale of Class A Shares. FSC also retained $6,794, $120,777, $11,613 and $36,206 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2019, FSSC received $186,866 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.73%, 1.71%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended November 30, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $4,719,211 and $6,304,585, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2019, were as follows:
Purchases	$733,049,068
Sales	$1,021,841,387
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2019, the Fund had no outstanding loans. During the year ended November 30, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2019, there were no outstanding loans. During the year ended November 30, 2019, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2019, 33.91% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2019, 30.44% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
January 23, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 to November 30, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2019	Ending Account Value 11/30/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,063.60	$4.55
Class B Shares	$1,000	$1,060.40	$8.88
Class C Shares	$1,000	$1,060.50	$8.78
Class F Shares	$1,000	$1,064.90	$4.61
Class R Shares	$1,000	$1,062.60	$5.48
Institutional Shares	$1,000	$1,066.20	$3.26
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.70	$4.46
Class B Shares	$1,000	$1,016.50	$8.69
Class C Shares	$1,000	$1,016.60	$8.59
Class F Shares	$1,000	$1,020.60	$4.51
Class R Shares	$1,000	$1,019.80	$5.37
Institutional Shares	$1,000	$1,021.90	$3.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class B Shares	1.72%
Class C Shares	1.70%
Class F Shares	0.89%
Class R Shares	1.06%
Institutional Shares	0.63%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Capital Income Fund (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Equity Management Company of Pennsylvania (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the
Annual Shareholder Report

overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the
Annual Shareholder Report

Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived
Annual Shareholder Report

fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
Annual Shareholder Report

adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/20)
Federated is a registered trademark of Federated Investors, Inc.
2020 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $222,080

Fiscal year ended 2018 - $225,510

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,141 and $36,363 respectively. Fiscal year ended 2019- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $666,067

Fiscal year ended 2018 - $1,401,408

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2020